Long-Term Debt Covenants Description (Details) $ in Thousands	12 Months Ended
Dec. 31, 2019 USD ($)
Debt Instrument [Line Items]
Ratio Of EBITDA To Net Interest Expense	2:1
Debt Instrument Covenant Description	The Partnership’s credit facility contains customary ship finance covenants, including restrictions on changes in management and ownership of the mortgaged vessels, the incurrence of additional indebtedness and the mortgaging of vessels and requirements such as that the ratio of EBITDA to net interest expenses to be no less than 2:1, a minimum cash requirement of $500 per vessel, that the ratio of net total indebtedness to the total assets of the Partnership adjusted for the market value of the fleet not to exceed 0.75:1. The 2017 credit facility also contains a collateral maintenance requirement under which the aggregate fair market value of the collateral vessels should not be less than 125% of the outstanding loans under the credit facility. Also the vessel-owning companies may pay dividends or make distributions only when no event of default has occurred and the payment of such dividend or distribution has not resulted in a breach of any of the financial covenants. As of December 31, 2019 and 2018 the Partnership was in compliance with all financial covenants.
2017 Credit Facility
Debt Instrument [Line Items]
Net Total Indebtedness to the aggregate Market Value of the Total fleet	75.00%
Collateral Maintenance Requirement	125.00%
Minimum cash requirement per collateralized vessel
Debt Instrument [Line Items]
Restricted cash	$ 500